Phoenix All-Cap Growth Fund

and Phoenix Small-Cap Growth Fund,

each a series of Phoenix Equity Trust

Supplement dated September 16, 2008 to the

Prospectus dated June 6, 2008,

as supplemented August 6, 2008 and September 12, 2008

IMPORTANT NOTICE TO INVESTORS

The Prospectus is amended and supplemented to reflect changes to the portfolio management team of the Phoenix All-Cap Growth Fund and the Phoenix Small-Cap Growth Fund, as well as changes to the principal investment strategies to reflect the management style of the current portfolio management team.

Phoenix All-Cap Growth Fund

On page 2, the first arrowed principal investment strategy is amended by replacing the first sentence with the following: “The fund focuses on purchasing common stocks of domestic corporations with improving fundamentals.”

Also on page 2, the following strategies replace the second through sixth arrowed strategies:

➢	The subadviser uses a bottom-up, fundamental approach focusing primarily on fundamental acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

➢	The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

➢	Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better opportunity is available.

Phoenix Small-Cap Growth Fund

On page 16, the first arrowed principal investment strategy is replaced with the following:

➢

Under normal market conditions, the fund invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund may invest may vary with market conditions. As of June 30, 2008, the market capitalization range of companies included in the Russell 2000® Growth Index was $91 million to $3.88 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

Also on page 16, the second arrowed strategy is amended by replacing the first sentence with the following: “The fund emphasizes the purchase of common stocks of domestic corporations with improving fundamentals.”

Portfolio Management

The disclosure for Engemann under “Portfolio Management” on page 47 is hereby replaced in its entirety with the following:

Douglas Couden, CFA. Mr. Couden has served as portfolio manager for the All-Cap Growth Fund since June 2006 and for the Small-Cap Growth Fund since September 2008 and is primarily responsible for the day-to-day management of the funds’ portfolios. He also serves as portfolio manager for the Phoenix Strategic Growth Fund. Mr. Couden is a Senior Portfolio Manager at Engemann (since June 2006) and Senior Portfolio Manager and Director of Equity at SCM Advisors, LLC, an affiliate of Engemann. Prior to joining SCM Advisors in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 14 years of investment experience.

Investors should retain this supplement with the Prospectus for future reference.

PXP 691/ACGF&SCGF IS&PM Changes (9/08)